Exhibit 99.2

Common Share Offering

March 2004

Disclaimer

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake’s actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton and plastics materials); fluctuations in demand; possible recessionary trends in U.S. and global economies; governmental policies and regulations; interest rates; currency translation movements; the ability of the Company to remain in compliance with its debt covenants; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.

Chesapeake defines EBITDA as income from continuing operations before interest and taxes, plus depreciation and amortization, adjusted to exclude restructuring/special charges and gains on sales of businesses. EBITDA is presented because we believe it is a useful indicator of our ability to meet debt service and capital expenditure requirements while excluding nonrecurring items. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with accounting principles generally accepted in the United States of America. EBITDA as defined by Chesapeake is not necessarily comparable to similarly titled measures for other companies. Chesapeake defines “cash available for shareholders and debt reduction,” a non-GAAP measure, as net cash provided by operations less net cash used by investing activities. We report cash flow available for shareholders and debt reduction because we believe it enhances the overall understanding of the company’s ability to pay down debt and pay dividends to its shareholders. In addition, this non-GAAP measure is a primary indicator management uses as a basis for planning and forecasting its future performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for cash flows from operating activities prepared in accordance with GAAP.

Management Participants

• Thomas H. Johnson Chairman, President & CEO

• Andrew J. Kohut Executive Vice President & CFO

• Joel K. Mostrom Vice President & Treasurer

Offering Summary

Amount: $85.7 million

NYSE Symbol: CSK

Shares Offered: 3,400,000 shares (all primary)

Over-Allotment Option: 15% (510,000 shares)

Post-Offering Shares: 18,840,755 shares

Recent Share Price: $25.21 (February 26, 2004)

Pro Forma Market Cap: $475 million

Expected Pricing: Week of March 8th

Use of Proceeds: Repay existing indebtedness

Joint Book-Runners: Citigroup

Banc of America Securities LLC

Introduction

Thomas H. Johnson

Chairman, President & CEO

Investment Highlights

A leading supplier of specialty value-added paperboard packaging in Europe

A leading supplier of plastic packaging products to niche end-use markets

Focus on higher growth, lower cyclicality end-use markets that require brand positioning and product differentiation

Existing platform and significant investment in infrastructure provides organic growth opportunities

Expansions into North America and emerging markets may enhance future earnings growth

Chesapeake’s Transformation

Chesapeake has transformed itself from a small North American producer of commodity paper products to a leading European supplier of specialty value-added packaging products

• Commodity focused

• Integrated producer with significant capital requirements

• Highly cyclical end-markets

• Primarily North American

• Specialty orientation

• Leading positions in target niche end-use markets

• Non-integrated, value-added converting company

• Reduced cyclicality

• 88% European

1997 1999 – 2000 2001 – 2003 2004

A leading specialty

Acquired specialty Integrated

paper-based and

Began divesting value-added acquisitions,

plastic packaging

North American packaging assets, rationalized

supplier with strong

commodity paper primarily in Europe operations and

competitive positions

assets where the attractive refined core

in many attractive

opportunities existed competencies

end-use markets

Chesapeake Today

• A leading multi-substrate producer of specialty value-added packaging products

Largest specialty paper-based packaging supplier in Europe A leading provider of plastic packaging to niche end-use markets

• Successful business model based on several key competitive advantages

Ability to provide innovative, high quality packaging solutions Comprehensive design expertise

Pan-European presence with state-of-the-art, strategically located facilities

Long-standing, collaborative customer relationships with well-recognized companies

• Focus on attractive, defensible end-use markets

Pharmaceuticals and healthcare

International and branded products

Tobacco

Specialty chemicals

Current Profile

2003 Sales—$899 million

By End-Use Market

Pharma-Healthcare 35%

International and Branded (Alcoholic Drinks, Confectionery & Cosmetics) 25%

Other 4%

6% Agro/Other Specialty Chemicals

13% Tobacco

17% Food & Household

By Segment

Paperboard Packaging 84%

Land Development 1%

Plastic Packaging 15%

Leading Positions in Targeted Specialty Packaging Markets

Key Paperboard Packaging Markets

High

Growth Rate

Pharma/Healthcare

Technology/Multimedia

Beverages

Confectionery

Wet Food

Appliance

Alcoholic Drinks

Hardware

Auto

Dry Food

Tobacco

Soap and Detergent

Low

Chesapeake End-Use Market Characteristics

• Higher growth potential

• Brand positioning and differentiation

• Special packaging requirements

• Lower cyclicality

Low Degree of Sophistication/Differentiation High

Growth Strategy

• Last three years focused on integrating recent acquisitions and refining business model

• Now ready to leverage existing platform to pursue growth opportunities

Re-Enter North America Expand European Presence Emerging Markets

Acquire North American Pursue bolt-on acquisitions Broaden existing assets within existing to augment current presence in China

target markets European footprint

Paperboard or plastic Grow organically in existing Pursue acquisitions/JVs substrates markets in high-growth emerging

markets

Business Overview

Andrew J. Kohut

Executive Vice President & CFO

Broad Specialty Packaging Portfolio

Why We Are Successful

Business Model Core Competencies:

Comprehensive Design Expertise

Significant investment in design capabilities

Collaborative design relationship with customers

+

Broad Network of State-of-the-Art Facilities

50 sector-focused, efficient manufacturing facilities

Strategically located near key customers

=

Leading Positions in European End-Use Markets

Leading positions in markets with technical and brand-focused packaging requirements

#1 in Pharma/Healthcare, a leader in International and Branded Products and Tobacco

Innovative, Design Focused Packaging Solutions

Our award winning design teams work with customers to develop innovative solutions for technically demanding or brand focused packaging applications

• Partnered with Allied Domecq’s Mumm • New legislative requirements create

Champagne brand to develop this significant information disclosure briefcase-style gift pack to attract shoppers challenges for global pharmaceutical and travelers on the go customers

• Achieved lithographic print quality and • Met the challenge with an innovative in-line detailed foil stamping on a polypropylene produced carton-label-leaflet solution for a surface global product launch

Long-Standing Relationships with Blue Chip Customers

#1 European Paper-Based Specialty Packaging Company

Chesapeake

Mayr Melnhof

Nampak / MY Holdings

MeadWestvaco

Van Genechten Packaging

Akerlund & Rausing

Amcor

Algroup

Graphic Packaging

Edelmann

$ 0 $ 100 $ 200 $ 300 $ 400 $ 500 $ 600 $ 700 $ 800

Sales—$            in millions

Folding Cartons

Labels and Leaflets

Note: Based on estimated 2002 sales value of production

Source: Company estimates

Extensive Geographic Manufacturing Footprint

Pan-European Manufacturing Presence Enhances Customer Relationships and Sustains Leading Market Positions

End-Use Markets Sites

Paperboard

Pharma/Healthcare 22

International & Branded 12

Tobacco 4

Food & Household 3

Plastic

Food & Beverages 5

Agrochemicals and Other 4

Specialty Chemicals

Total 50

Note: Map excludes U.S., South Africa and China locations

Pharmaceuticals and 35% Healthcare Market

Attractive Demand Well Positioned to Meet Prospects Market Trends

Key Demand Drivers: Customer Requirements/Needs:

• Increasing use of lifestyle drugs • Comprehensive design services

• Aging population • Special packaging features

• Increasing OTC drug sales • Reduced delivery times

• Information disclosure • Flexibility in order size requirements

• Broader geographic coverage

• Anti-counterfeiting legislation

• Significantly higher quality and requirements standards

• Text integrity

Opportunities:

• New healthcare leaflet project

• European bolt-ons

• North American platform

International and Branded 25% Products Market

Attractive Demand Well Positioned to Meet Prospects Market Trends

Key Demand Drivers: Customer Requirements/Needs:

• Increased consumer marketing • Brand positioning/differentiation in focus on promotional discerning global markets packaging

• Multi-substrate capabilities

• Greater demand for anti-

• Consistent image/anti-counterfeiting packaging counterfeiting

• Exceptional print/finishing techniques

• Large scale international Opportunities: launches/re-launches/range-extensions

• Mainland Europe confectionery expansion

13%

Tobacco Market

Attractive Demand Well Positioned to Meet Prospects Market Trends

Key Demand Drivers: Customer Requirements/Needs:

• Good growth projected in • Supplier rationalization developing countries

• Shift from soft to hard pack

• Low/negative growth in

• Advertising restrictions lead to industrialized countries point-of-sale differentiation

• Increased government healthcare warnings

• High speed gravure printing, embossing and gold leaf

Opportunities: processes

• Expand in China and Russia

15%

Plastics Market

Attractive Demand Well Positioned to Meet Prospects Market Trends

Key Demand Drivers: Customer Requirements/Needs:

• Increased soft drink and • Lighter weight containers for

mineral water consumption agrochemicals and other specialty

• Barrier containers for chemicals with superior barrier

agrochemicals and other characteristics

specialty chemicals • Innovative designs for plastic

beverage bottles

• Substitution of plastic for glass

bottles and aluminum cans

Opportunities:

• Expansion in North America and emerging markets

• Supply-chain synergies with Pharma/Healthcare customers

Future Growth Opportunities

• Re-enter the North American market

Largest market in the world

Leverage our technology and business model Support multinational customers’ requirements

• Expand our European presence

Grow organically within existing accounts and end-use markets Bolt-on acquisitions to enhance existing European footprint

• Pursue opportunities within select, high-growth emerging markets

China and other East Asian markets Russia through existing European presence

Equity offering provides financial flexibility to pursue growth opportunities

Financial Review

Joel K. Mostrom

Vice President & Treasurer

Historical Financial Performance

Sales

$ 1,000

$ 899

900

millions $ 822

$ 791

800

in

$

700

600

2001 2002 2003

EPS

$ 2.00

$ 1.74

1.50 $ 1.35

1.00

per Share $ 0.69

$

0.50

0.00

2001 2002 2003

EBITDA(1)

$ 130

$ 123

$ 121

120 $ 118

millions

110

in

$

100

90

2001 2002 2003

Other Financial Data

• Cash available for shareholders and debt reduction of $49 million in 2003

• Closed new $250 million 5-year credit facility in February 2004

• Paid dividends for 71 consecutive years; current annual dividend of $0.88 (yield of approximately 3.5%)

EBITDA excludes pre-tax restructuring charges of $14.6 million in 2001 and $2.6 million in 2002 and a pre-tax gain of $11.2 million in 2003 for an indemnification settlement

Segment Financial Performance

($            in millions)

2001 2002 2003

Sales

Paperboard Packaging $ 671.4 $ 678.1 $ 753.4

Plastic Packaging 98.5 103.7 132.2

Land Development 20.6 40.4 13.7

Total $ 790.5 $ 822.2 $ 899.3

EBITDA(1)

Paperboard Packaging $ 110.3 $ 101.2 $ 104.0

Plastic Packaging 13.5 17.1 22.6

Land Development 15.1 15.7 7.3

Subtotal Before Overhead $ 138.9 $ 134.0 $ 133.9

U.S. Corporate Overhead (18.0) (11.4) (15.9)

Total $ 120.9 $ 122.6 $ 118.0

EBITDA(1) Margin

Paperboard Packaging 16.4% 14.9% 13.8%

Plastic Packaging 13.7% 16.5% 17.1%

EBITDA excludes pre-tax restructuring charges of $14.6 million in 2001 and $2.6 million in 2002 and a pre-tax gain of $11.2 million in 2003 for an indemnification settlement

Seasonality of Earnings

$60

$55

50 $47

$13

$44

$3

40 $12 $4

$36

$6

$33

$32 $5

millions $3

in 30 $3

$ $3 $6

$5

20

$38

$35 $35

$27 $25

$24

10

0 $0

2001 2002 2003 2001 2002 2003

1st Half 2nd Half

Paperboard Packaging EBIT Plastic Packaging EBIT Land Development EBIT

Note: Excludes corporate overhead

Capex Focused on Growth and Cost Reductions

Capital Expenditures

($            in millions)

$ 52

$ 51

$ 3

$ 7

$ 38

$ 5

$ 49

$ 44

$ 33

2001 2002 2003

Paperboard Plastic

Highlights

• Recent investments to support future growth:

Expansion of Scottish International and Branded Factory

New German factories -confectionery and tobacco end-use markets

Extensive computer-to-plate technology

• Balanced combination of growth and maintenance spending

Capitalization

Equity offering increases financial flexibility to pursue growth opportunities

CSK Summary Capitalization

Actual As Adjusted

($            in millions) 12/28/2003 12/28/2003

Cash and Equivalents $ 12 $ 12

Total Debt 487 414

Book Equity 570 645

Total Capitalization $ 1,057 $ 1,059

Debt/Total Cap 46% 39%

Debt/2003 EBITDA 4.1x 3.5x

Note: Assumes $85.7 million of gross equity proceeds and 2003 EBITDA of $118.0 million

Financial Considerations

Clawback provision of sub debt offering is attractive

Ability to strengthen credit statistics and lower debt related financing costs

Financial flexibility to pursue U.S. acquisitions and other growth opportunities

Projected neutral EPS impact in 2004 before one-time charges, slightly accretive in 2005

Concluding Remarks

Thomas H. Johnson

Chairman, President & CEO

Investment Highlights

A leading supplier of specialty value-added paperboard packaging in Europe

A leading supplier of plastic packaging products to niche end-use markets

Focus on higher growth, lower cyclicality end-use markets that require brand positioning and product differentiation

Existing platform and significant investment in infrastructure provides organic growth opportunities

Expansions into North America and emerging markets may enhance future earnings growth

FINANCIAL RECONCILIATIONS

Reconciliation of Total Debt to EBITDA to Total Debt to EBIT

($ in millions)

	Actual December 28, 2003		As Adjusted December 28, 2003
EBITDA from continuing operations (1)	$118.0		$118.0
Depreciation	(54.3)		(54.3)
Gain on sale of business related to indemnification settlement	11.2		11.2

Income from continuing operation before interest and taxes (EBIT)	$74.9		$74.9

Total debt	$486.9		$413.6

Ratios:
Total debt/2003 EBITDA	4.1	x	3.5	x
Adjustment for depreciation and gain	2.4		2.0

Total debt/income from continuing operations before interest and taxes (EBIT)	6.5	x	5.5	x

(1)	Chesapeake defines EBITDA as income from continuing operations before interest and taxes, plus depreciation and amortization, adjusted to exclude restructuring/special charges and gains on sales of businesses. EBITDA is presented because we believe it is a useful indicator of our ability to meet debt service and capital expenditure requirements while excluding nonrecurring items. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with accounting principles generally accepted in the United States of America. EBITDA as defined by Chesapeake is not necessarily comparable to similarly titled measures for other companies.

Reconciliation of Cash Available for Shareholders and Debt Reduction

(in millions)

December 28, 2003
Cash available for shareholders and debt reduction (2)	$49
Add: net cash used by investing activities	36

Net cash provided by operations	$85

(2)	Chesapeake defines “cash available for shareholders and debt reduction,” a non-GAAP measure, as net cash provided by operations less net cash used by investing activities. We report cash flow available for shareholders and debt reduction because we believe it enhances the overall understanding of the company’s ability to pay down debt and pay dividends to its shareholders. In addition, this non-GAAP measure is a primary indicator management uses as a basis for planning and forecasting its future performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for cash flows from operating activities prepared in accordance with GAAP.

Reconciliation of EBITDA to EBIT

($ in millions)

	Year Ended
	December 30, 2001	December 29, 2002	December 28, 2003
Sales:
Paperboard Packaging	$671.4	$678.1	$753.4
Plastic Packaging	98.5	103.7	132.2
Land Development	20.6	40.4	13.7

	$790.5	$822.2	$899.3
EBITDA from continuing operations (1):
Paperboard Packaging	$110.3	$101.2	$104.0
Plastic Packaging	13.5	17.1	22.6
Land Development	15.1	15.7	7.3
Corporate Overhead	(18.0)	(11.4)	(15.9)

	$120.9	$122.6	$118.0
Depreciation and amortization:
Paperboard Packaging	$(48.2)	$(38.9)	$(43.6)
Plastic Packaging	(10.5)	(8.6)	(10.2)
Land Development	(0.1)	0.0	0.0
Corporate Overhead	(1.5)	(0.7)	(0.5)

	$(60.3)	$(48.2)	$(54.3)
Income from continuing operations before interest and taxes (EBIT):
Paperboard Packaging	$62.1	$62.3	$60.4
Plastic Packaging	3.0	8.5	12.4
Land Development	15.0	15.7	7.3
Corporate Overhead	(19.5)	(12.1)	(16.4)

	$60.6	$74.4	$63.7
Restructuring charges	$(14.6)	$(2.6)
Gain on sale of business related to indemnification settlement			$11.2

Income from continuing operations before interest and taxes (EBIT)	$46.0	$71.8	$74.9

EBITDA Margin:
Paperboard Packaging	16.4%	14.9%	13.8%
Plastic Packaging	13.7%	16.5%	17.1%

Adjustment for amortization and depreciation:
Paperboard Packaging	(7.2%)	(5.7%)	(5.8%)
Plastic Packaging	(10.7%)	(8.3%)	(7.7%)
Income from continuing operations before interest and taxes (EBIT) margin
Paperboard Packaging	9.2%	9.2%	8.0%
Plastic Packaging	3.0%	8.2%	9.4%

Investment Highlights

A leading supplier of specialty value-added paperboard packaging in Europe

A leading supplier of plastic packaging products to niche end-use markets

Focus on higher growth, lower cyclicality end-use markets that require brand positioning and product differentiation

Existing platform and significant investment in infrastructure provides organic growth opportunities

Expansions into North America and emerging markets may enhance future earnings growth